Exhibit 99.1

DarkPulse Subsidiary, OPTILAN, Wins New Two-Year Contract on BTC
Crude Oil Pipeline - Continues to Safeguard the BTC Pipeline Following
Successful First Year of Maintenance

NEW YORK, New York – October 5, 2021 – Dark Pulse, Inc. (OTC Markets: DPLS) (“DarkPulse” and the “Company”), a technology company focused on the manufacture, sale, installation, and monitoring of laser sensing systems based on its patented BOTDA dark-pulse sensor technology (the “DarkPulse Technology”) today announced its subsidiary, Optilan, the leading security and communications company for the energy, infrastructure, pipeline, and rail sectors, demonstrating its commitment to quality, accountability, and continuous improvement with its ISO renewal success, has successfully completed the first year of operation on the BTC pipeline project, resulting in the award of the continued Support and Maintenance contract for the system.

The Baku-Tbilisi-Ceyhan Pipeline Company Limited (BTC), a joint venture company whose major shareholder is BP, has awarded Optilan an additional 2-year contract for Years 2 and 3 Maintenance on the PIDS enhancement project.

The pipeline transports crude oil from the Caspian Sea to the Mediterranean Sea.

Optilan has partnered with BTC on these assets since 2012, when Optilan was appointed to install enhanced security along the 1,076km Turkey section on the pipeline.

The new contract will now focus on long term sustainable collaboration to ensure the effective maintenance of the systems installed, for which safety and efficiency will remain central to execution. This will cover maintenance for the following systems: Pipeline Monitoring, Perimeter Security and CCTV, installed along the Turkey section of the pipeline with Control Centre.

The agreement is another example of Optilan’s capabilities and expertise in the pipeline sector. As a global leader, Optilan will deliver this project from its Turkish office as the main contractor on the project. This follows a string of project awards made recently in the region, including the Misurata Power plants by ENKA and the Jubail-Riyadh Water Transmission System by Limak, which highlights Optilan’s global footprint.

Bill Bayliss, Chief Executive Officer of Optilan, commented on the award, “We are exceptionally proud to be awarded the additional work for the BTC pipeline maintenance. Having installed the initial systems, it is great to continue our relationship with our client following the successful results on the project so far and I believe it is a testament of the hard work of our team to achieve this.

This contract on the BTC pipeline will take our involvement in the project beyond a decade, which is a superb achievement that we’re proud of.

We’ve had an incredibly strong year with a number of significant contract wins on some world-leading projects. We’re looking forward to continuing that for the final quarter of 2021 and into 2022.”

About Optilan

Optilan is a leading independent security and communications systems integrator worldwide. With a 30-year pedigree, our customers trust us to keep the integrity of their assets safe and secure, by managing the life cycle delivery risk of our solutions.

By fostering a collaborative design approach to complex problems, we provide innovative solutions, custom fit to even the most demanding of sites and scale of projects. Importantly, our commitment to our safety culture remains unwavered, to ensure that everyone goes home safely every day.

We orchestrate business resilience with a suite of end-to-end solutions, combined with connectivity and professional service at a global level.

Today’s business environment is more dynamic than ever. In response, businesses are urged to move at “internet speed” and evolve with continuous change and disruption accepted as the new normal. We complement our tailored, integrated expertise with a curated ecosystem of leading manufacturers, to achieve both high quality and enduring results.

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We are proud to foster a unique culture full of talented individuals. Our sector focus ensures that our account teams are fully accredited to their operational areas. Our professionals have the skill to adopt and embed our expertise into existing platforms, processes, and cultures, delivering exceptional value for our clients.

Beyond our operational scope, we strive to consider the impact of our global footprint and mitigate associated environmental and sustainability risks.

These factors combined set us apart and establish why customers continue to trust and invest in our services.

For more information, visit: www.Optilan.com

About DarkPulse, Inc.

DarkPulse, Inc. uses advanced laser-based monitoring systems to provide rapid and accurate monitoring of temperatures, strains and stresses. The Company’s technology excels when applied to live, dynamic critical infrastructure and structural monitoring, including pipeline monitoring, perimeter and structural surveillance, aircraft structural components and mining safety. The Company's fiber-based monitoring systems can assist markets that are not currently served, and its unique technology covers extended areas and any event that is translated into the detection of a change in strain or temperature. In addition to the Company’s ongoing efforts with respect to the marketing and sales of its technology products and services to its customers, the Company also continues to explore potential strategic alliances through joint venture and licensing opportunities to further expand its global market position.

For more information, visit www.DarkPulse.com

Safe Harbor Statement

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the "safe harbor" created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "should," "could," "seek," "intend," "plan," "goal," "estimate," "anticipate" or other comparable terms. All statements other than statements of historical facts included in this news release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to successfully market our products and services; the acceptance of our products and services by customers; our continued ability to pay operating costs and ability to meet demand for our products and services; the amount and nature of competition from other security and telecom products and services; the effects of changes in the cybersecurity and telecom markets; our ability to successfully develop new products and services; our success establishing and maintaining collaborative, strategic alliance agreements, licensing and supplier arrangements; our ability to comply with applicable regulations; and the other risks and uncertainties described in our prior filings with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Media contact:

DarkPulse, Inc.

Media@DarkPulse.com

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